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                                    EXHIBIT 1

      Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  November 21, 2003
                                    WYNNCHURCH CAPITAL PARTNERS, L.P.

                                    By:   Wynnchurch Partners, L.P.,
                                          its general partner

                                          By:   Wynnchurch Management, Inc.,
                                                its general partner

                                          By:    /s/ John A. Hatherly*
                                                ------------------------
                                          Name: John A. Hatherly
                                          Its:  President

                                    WYNNCHURCH CAPITAL PARTNERS CANADA, L.P.

                                    By:   Wynnchurch Partners Canada, L.P.,
                                          its general partner

                                          By:   Wynnchurch GP Canada, Inc.,
                                                its general partner

                                          By:    /s/ John A. Hatherly*
                                                ------------------------
                                          Name: John A. Hatherly
                                          Its:  President

                                    WYNNCHURCH PARTNERS, L.P.

                                    By:   Wynnchurch Management, Inc.,
                                          its general partner

                                    By:    /s/ John A. Hatherly*
                                          ------------------------
                                    Name: John A. Hatherly
                                    Its:  President

                                    WYNNCHURCH MANAGEMENT, INC.

                                    By:    /s/ John A. Hatherly*
                                          ------------------------
                                    Name: John A. Hatherly
                                    Its:  President

                                    WYNNCHURCH PARTNERS CANADA, L.P.

                                    By:   Wynnchurch GP Canada, Inc.,
                                          its general partner

                                    By:    /s/ John A. Hatherly*
                                          ------------------------
                                    Name: John A. Hatherly
                                    Its:  President

                                    WYNNCHURCH GP CANADA, INC.

                                    By:   /s/ John A. Hatherly*
                                          ------------------------
                                    Name: John A. Hatherly
                                    Its:  President

*By:   /s/ James R. Cruger
      ------------------------
      James R. Cruger
      Attorney-in-Fact